UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2016 (December 20, 2016)

CHANGE HEALTHCARE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-34435 (Commission File Number)	20-5799664 (IRS Employer Identification No.)

3055 Lebanon Pike, Suite 1000 Nashville, TN (Address of principal executive offices)		37214 (Zip Code)

Registrant’s telephone number, including area code: (615) 932-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 21, 2016, Change Healthcare Holdings, Inc. (the “Company”) and McKesson Corporation (“McKesson”) issued a press release announcing that the companies received notification that the Department of Justice closed its review and terminated the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in connection with the entry into a contribution and sale agreement, dated as of June 28, 2016, by and among Change Healthcare, Inc., a Delaware corporation and the indirect parent company of the Company, McKesson and other affiliated parties to form a healthcare information technology company. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated December 21, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHANGE HEALTHCARE HOLDINGS, INC.

By:	/s/ Gregory T. Stevens
Gregory T. Stevens
Executive Vice President, General Counsel and Secretary

Date: December 21, 2016

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated December 21, 2016